UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2006
The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE
EX-99.2: CONFERENCE CALL TRANSCRIPT
EX-99.3: INVESTOR PRESENTATION

Item 2.02. Results of Operations and Financial Condition.
     On March 22, 2006, The Interpublic Group of Companies, Inc. (the “Company”) (i) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing its results for the 2005 fiscal year and the fourth fiscal quarter of 2005, (ii) held a conference call, a transcript of which is attached hereto as Exhibit 99.2 and incorporated by reference herein, to discuss the foregoing results and (iii) posted an investor presentation, a copy of which is attached hereto as Exhibit 99.3 and incorporated by reference herein, on its website in connection with the conference call.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On March 20, 2006, the Audit Committee of the Board of Directors of the Company concluded that the Company’s previously issued financial statements contained in the Company’s quarterly reports on Form 10-Q for the fiscal quarters ending March 31, June 30 and September 30, 2005, should no longer be relied upon. The Company’s 2005 annual report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2006 (the “2005 Form 10-K”) includes restated financial information as of and for the three months ended March 31, 2005, the three and six months ended June 30, 2005 and the three and nine months ended September 30, 2005, together with an explanation of the restatement. The effect of the restatement on the first three quarters of 2005 included a negative impact on net income of $2.6 million in the first quarter, $5.3 million in the second quarter and $6.2 million in the third quarter, as further detailed in Note 23 to the Company’s consolidated financial statements included in the 2005 Form 10-K.
     The restatement relates primarily to accounting for goodwill impairments, revenue recognition and a number of miscellaneous items. The Company’s material weaknesses in internal control over financial reporting are described in Management’s Assessment on Internal Control over Financial Reporting included in the Company’s 2005 Form 10-K.
     The Audit Committee of the Board of Directors has discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.
Item 9.01. Financial Statements and Exhibits.
     Exhibit 99.1: Press release dated March 22, 2006 (furnished pursuant to Item 2.02)
     Exhibit 99.2: Conference call transcript dated March 22, 2006 (furnished pursuant to Item 2.02)
     Exhibit 99.3: Investor presentation dated March 22, 2006 (furnished pursuant to Item 2.02)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: March 23, 2006	By:	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary

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